UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
_________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  June 14, 2011
__________________________

WorldGate Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware	000-25755	23-2866697
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

3800 Horizon Blvd., Suite 103
Trevose, Pennsylvania 19053
(Address of Principal Executive Offices) (Zip Code)

(215) 354-5100
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2011, Joseph Calarco tendered his resignation as Controller and Vice President, Finance of WorldGate Communications, Inc. (including its subsidiaries, the “Company”) effective June 24, 2011.

Item 8.01	Other Events.

The Company has continued to reduce its expenses, including voluntary and involuntary reductions in its workforce, as it continues to explore strategic alternatives.  Following the resignation of Mr. Calarco effective on June 24, 2011, the Company’s workforce will have been reduced to 5 employees and one temporary employee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDGATE COMMUNICATIONS, INC.

Dated: June 20, 2011	By:	/s/ Christopher V. Vitale
	Name:	Christopher V. Vitale
	Title:	Chief Administrative Officer